                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Total Film Group, Inc. and Subsidiaries' Registration Statement on Form-10SB/A-2 dated October 13, 2000 of our report dated September 21, 2000 with reference to our audit of the consolidated financial statements of Total Film Group, Inc. and Subsidiaries as of June 30, 2000 and for the year then ended, which report is included in Total Film Group, Inc. and Subsidiaries' Annual Report on Form 10-KSB for the year ended June 30, 2000.


                                       /s/ Hollander, Lumer & Co. LLP
                                       HOLLANDER, LUMER & CO. LLP


Los Angeles, California
October 13, 2000

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Total Film Group, Inc. and Subsidiaries' Registration Statement on Form 10-SB/A-2 dated October 13, 2000 of our report dated September 21, 2000 with reference to our audit of the consolidated financial statements of Total Film Group, Inc. and Subsidiaries as of June 30, 2000 and for the year then ended, which report is included in the Total Film Group, Inc. and Subsidiaries' Annual Report on Form 10- KSB for the year ended June 30, 2000.


                                       /s/ HOLLANDER, LUMER & CO, LLP


Los Angeles, California
October 13, 2000